united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

Annual Report

April 30, 2015

CMG TACTICAL FUTURES STRATEGY FUND

Class A Shares - SCOTX

Class I Shares - SCOIX

CMG GLOBAL EQUITY FUND

Class A Shares - GEFAX

Class I Shares – GEFIX

CMG TACTICAL BOND FUND (FORMERLY CMG MANAGED HIGH YIELD FUND)

Class I Shares - CHYOX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund, CMG Tactical Bond Fund and the CMG Tactical Futures Strategy Fund.

CMG Global Equity Fund Update

The Fund returned +2.12% (Class A Shares) and +2.39% (Class I Shares) over the past year (April 30, 2014 through April 30, 2015), net of fees. The Morningstar World Stock Category, the Fund’s peer group, returned +6.46% over the past year (April 30, 2014 through April 30, 2015). The benchmark for the Fund, the MSCI All Country World Index, returned +7.45% over the past year (April 30, 2014 through April 30, 2015).

The Fund was fully invested for the year and the active volatility management strategy, as implemented by AlphaSimplex (the Fund’s sub-advisor), did not hedge during the past 12 months. Proprietary downside market volatility readings by AlphaSimplex reached the highest levels in October 2014 since the launch of the Fund but did not trigger a hedge and since then have not reached the same levels of risk. Internationally, performance of developed stocks and emerging market stocks was comparable in 2014 before a larger divergence this year sent developed stocks, particularly European stocks, higher after the announcement of the European Central Bank’s quantitative easing program. The Fund’s underperformance relative to its benchmark and Morningstar category was primarily attributed to the second quarter of 2014. The Fund’s performance was strong for the next three subsequent quarters. Specifically, the Fund performed well at the end of 2014 when equity market volatility increased and energy company equities dropped precipitously. The Fund had a very small portfolio allocation to energy and continues to have a low weight, with approximately 2% allocated to energy companies, primarily in Norway. The Fund’s energy investments were the only negative performing sector but were only slightly negative over the past 12 months, down less than 5%. The best performing sectors in the portfolio were consumer staples, telecommunications and information technology. The worst performing sectors in the portfolio in addition to energy, were materials and financials. From a regional perspective, European companies as a whole underperformed, led by investments in Germany, Britain and Norway, while at the same time our positions in Spain and Italy did well as southern Europe continues to stabilize against the backdrop of the Euro crisis. Our allocation to US stocks performed well, led by Monster Beverage, the best performing stock in the portfolio over the past year.

The Fund’s stock selection process attempts to focus on strong earnings growth, return on equity, solid cash flows and balance sheets. We believe that over time this process will generate attractive risk adjusted returns. We believe that the environment for equities is changing in 2015 with two main headwinds facing global equity markets: a Fed interest rate hike and a strong dollar. In the face of these macroeconomic forces, we believe it will be more important to put a premium on cash flows and robust financials. We anticipate the Fund will be better able to weather a storm of tighter liquidity and a higher cost of capital. As of April 30, 2015 the Fund is approximately weighted 56% North America, 32% Europe and 12% Asia (includes 2% in Israel). Additionally, the Fund is exposed across the following sectors: basic materials (5.55%), consumer cyclical / discretionary (28.39%), financial services (11.57% primarily in payment processing companies like Visa and MasterCard),

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consumer defensive (4.60%), healthcare (10.46%), energy (2.02%), industrials (14.06%) and technology (23.35%).

CMG Tactical Bond Fund Update

The Fund returned +1.94% (Class I Shares) since the Fund’s inception (October 6, 2014 through April 30, 2015), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned +0.26% over the period (October 6, 2014 through April 30, 2015). The benchmark for the Fund, the Barclays U.S. Corporate High Yield Index, returned +1.86% over the period (October 6, 2014 through April 30, 2015). The high yield strategy has primarily been long bonds since the inception of the Fund in October 2014. However, the fourth quarter of 2014 proved to be particularly volatile and the strategy was whipsawed several times, moving from a long position in high yield bonds to a defensive position and back to long again. This was one of the highest frequencies of trades in a quarter we have ever seen for the strategy. The Fund began the period invested long in high yield bonds which have trended higher for most of the first quarter. In mid-March, high yields declined and the strategy moved to a defensive position and out of high yield. The strategy moved back into high yields by the end of the month after a brief correction in bonds.

We believe an outstanding investment opportunity in high-yield bonds is growing closer. Let’s take a look at the opportunity. High-yield junk bonds can be an attractive asset class but, as the name implies, investing in them does not come without risk. As an investment manager who has traded the trends in high yield for 23 years, we believe high yield could present one of the greatest buying opportunities of our lifetime.

Here’s what’s happening:

●	Investor demand for high yield bonds continues to rise. According to Morningstar, mid-February to late-March marked the highest six week level of flows to junk bond funds since the financial crisis in 2008 and 2009.

●	The high yield space has increased from $1 trillion to $2 trillion in the last five years.

●	Lesser quality companies are receiving funding. More than 55% of speculative-grade debt sold this year was through deals known as private placements for life. Thus, requiring no public registration. In short, very high risk.

●	That’s up from 40% last year – a record until now, according to S&P Capital IQ.

●	Moody’s reports a two-year high in company debt rated B3 negative or worse.

Ultra-low interest rates have forced investors to seek higher yields. High yield bond ETFs, yielding approximately 6%, look attractive relative to 1.90% 10-year Treasury bond’s yield today. The result is near record new capital flows into the space. Bank of America Merrill Lynch reported high yield funds and ETFs have taken in $12.2 billion so far in 2015 (through March 31, 2015).

It’s what’s happening beneath the surface that should command our attention. Imagine loaning money to your responsible sister. You’re likely to get paid back. However, loan money to your irresponsible brother and you’re likely to get burned. In simple terms, it’s easy for too many less credit worthy companies (irresponsible brothers) to borrow and at terms unfavorable to investors. Bond covenants are designed to protect the interests of both

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lender and borrower. Restrictive covenants forbid the bond issuer (borrower) from undertaking certain activities. Remove the restrictions and the bond becomes more risky – buyer beware. Moody’s rates covenant quality on a scale of 1 to 5, with 1 being the most restrictive and 5 the least. In February, the average covenant score for all new bonds was 4.51, worse than the previous high of 4.43 last November. Such “covenant lite” bonds mean that the advantage goes to the borrower; thus, the investor is accepting more risk.

Recessions are a normal part of the business cycle and tend to occur one to two times every decade. As businesses struggle, the weaker companies are less able to pay their debts – defaults rise. If you are positioned correctly all of this points to a potential coming opportunity. In the top section of the following chart, look what happened to yields when prices crashed during the 2008 great recession: yields on high yield bonds went from 7% in 2007 to over 20% in 2008 (yellow circles).

Today, we believe it is important to stay patient, nimble, disciplined and prepared to act. When the next default wave begins, we believe there will be a rush to the exits. Such sell-offs create opportunity. We believe that the next one might be even better than the last. Few times in our 23 years of trading high yields have we seen such potential opportunity. Central bank quantitative easing and more than six years of zero interest policy has incited an investor chase for yield. Because of this, risk today is extremely elevated. We feel a default wave lies ahead. Within such cycles, high yield bond prices decline and yields move higher. As tactical managers, we are prepared to actively manage risk and await an opportunity to re-enter the market at lower bond prices and higher yields.

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CMG Tactical Futures Strategy Fund Update

The Fund returned -10.15% (Class A Shares) and -9.86% (Class I Shares) over (April 30, 2014 through April 30, 2015) net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned +3.39% over the past year (April 30, 2014 through April 30, 2015) net of fees. The benchmark for the Fund, the Barclay Equity Long/Short Index, returned +5.58% over the past year (April 30, 2014 through April 30, 2015) net of fees. The Fund has been classified by Morningstar in the Long Short Equity Category, a peer group of funds that hold sizable stakes in both long and short positions in equities and related derivatives. The Fund does not hold both long and short positions simultaneously, but instead invests long or short based on the strategy’s quantitative model.

The Fund’s equity long short strategy, sub-advised by Scotia Partners, LLC, generated negative performance over the last twelve months ending April 30, 2015. The strategy has had a difficult year with respect to performance as the trading model underperformed its long term average. The strategy traded primarily long over the past year (April 30, 2014 through April 30, 2015) as the core model was in a bullish position for most of that time that generated 3 long trades for every short trade. Approximately 75% of the trades over the past year (April 30, 2014 through April 30, 2015) were long, with the over two thirds of those long trades generated by the core trend following model. The balance of long trades were mean reversion trades. Equity markets had a strong upward bias over the past year and no correction (a drawdown of 10% or greater), impacting the strategy’s ratio of positive short trades and the profitability of short trades. The profitability of trades over the past year (April 30, 2014 through April 30, 2015) was modestly below the historical average for the strategy, generating profitable trades approximately 63% of the time.

Market Outlook

When is the Fed going to raise interest rates? That is the question on everyone’s mind as they decide to “hold ‘em or fold ‘em” in their portfolio. Although we keep putting the financial crisis further in the rearview mirror, the pressure for the Fed to hike interest rates has grown. It is not unfounded; we are still at or near record low levels of interest rates in almost every developed country in the world more than six years after the depths of the financial crisis. If not now, when? The economic data has been supportive as the U.S. unemployment rate dropped to 5.5% in March. U.S. economic growth is good but not great with a 2.4% rate in the fourth quarter and a similar estimate for 2015. The forecast for global economic growth for 2015 is 3.5%. Stock markets are still near record highs. The expectation coming into the year was that we would see a rate hike in June or, at the very least, in September. The probability of a rate hike in June is very low at this point and even September seems unlikely. So what happened?

The dollar rally and the decline in commodity prices, oil in particular, have given the Fed reason to pause in raising rates for the first time in eight years. First, the dollar has rallied to its highest level since 2003, as measured by the dollar index, which measures the value of the U.S. dollar relative to a basket of foreign currencies. The index was up 8.96% in the first quarter, 14.45% since October of last year and approximately 25% over the past year. The euro is almost at parity with the dollar. Europe and the U.S. look like two ships

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passing in the night going in opposite directions: the U.S. has wound down QE while Europe is just getting started. The euro-dollar exchange at 1.0830 reflects that reality. For emerging markets, the impact has been more severe with Brazil, Turkey and Russia looking particularly fragile. Much of the world still borrows in dollars and a rising dollar is essentially a tightening in most countries, particularly in emerging countries which often can’t issue debt efficiently in their own currency. Emerging markets account for almost half of the $9 trillion of total offshore dollar denominated debt. The Fed is keenly aware that a rate hike could send the dollar skyrocketing higher which could lead to a global liquidity crisis, especially with global financial leverage at higher levels than before the financial crisis.

The second reason for Fed caution is the lack of inflation. Commodities have declined precipitously over the past two years. Oil has grabbed most of the headlines due to geopolitical dynamics, namely its relevance to Middle East policy and OPEC. The decline in prices has given Europe a reprieve from further economic contraction while in the U.S., consumers are feeling more confident with extra money in their pockets. Inflation is still below the Fed’s target and is not likely to move higher as a result of commodities. A more likely driver that may change the Fed’s decision is wage inflation. Wage growth has not accelerated as unemployment has dropped, primarily due to millions of workers leaving the labor force. Although there are some industries that are facing pressure due to lack of trained workers, overall there is little that would indicate the Fed should act now on inflation. While markets are fretting over the timing of a rate hike, the International Monetary Fund in a recent report worried that most investors are unprepared, warning of “a cascade of disruptions” for the global financial system. When the Fed finally does decide to raise rates, to quote Warren Buffet, “Only when the tide goes out do you discover who’s been swimming naked.”

Kindest regards,

Stephen B. Blumenthal

Portfolio Manager

June 16, 2015

3397-NLD-6/4/2015

Additional Index Disclosure: The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index. The Morningstar World Stock Category: World stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These

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portfolios typically have 20%-60% of assets in U.S. stocks. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

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CMG Tactical Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2015

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2015

		Since
CMG Tactical Futures Strategy Fund:	One Year	Inception*
Class A
Without sales charge	(10.15)%	(8.26)%
With sales charge	(15.35)%	(9.95)%
Class I	(9.86)%	(7.99)%
Barclay Equity Long/Short Index	5.58%	6.70%

*	Class A and Class I shares commenced operations on February 28, 2012.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.50% for Class A and 2.20% for Class I per the Fund’s prospectus dated March 12, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2015 (Unaudited)

Percent of
Net Assets
Bonds & Notes	14.4%
Short-Term Investments	74.6%
Other Assets Less Liabilities	11.0%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2015

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2015

		Since
CMG Global Equity Fund:	One Year	Inception*
Class A
Without sales charge	2.12%	6.31%
With sales charge	(3.77)%	3.14%
Class I	2.39%	6.60%
MSCI AC World Index	7.45%	9.80%
MSCI World Index	7.41%	10.74%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted equity index designed to measure the performance of equities in developed and emerging markets. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.33% for Class A and 2.08% for Class I per the Fund’s prospectus dated March 12, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

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CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2015

Portfolio Composition as of April 30, 2015 (Unaudited)

	Percent of		Percent of
	Net Assets		Net Assets
Common Stocks		Japan	1.9%
United States	49.8%	Norway	1.9%
United Kingdom	5.5%	Belgium	1.8%
Switzerland	5.3%	Sweden	1.7%
Denmark	4.2%	India	1.6%
France	4.1%	Indonesia	1.4%
Germany	3.2%	Hong Kong	1.4%
China	2.3%	Short-Term Investments	7.7%
Italy	2.1%	Options Contracts - Purchased	1.7%
Israel	2.0%	Options Contracts - Written	-0.7%
Spain	1.9%	Liabilities In Excess of Other Assets	-0.8%
		Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2015

Comparisons of the Change in Value of a $10,000 Investment

Total Returns as of April 30, 2015

CMG Tactical Bond Fund:	Since Inception*
Class I	1.94%

Barclays U.S. Corporate High Yield Index	1.86%

*	Class I shares commenced operations on October 6, 2014.

Effective December 30, 2014, CMG Managed High Yield Fund was renamed CMG Tactical Bond Fund.

The Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. The Fund’s total annual operating expenses, including underlying funds, are 1.66% for Class I per the Fund’s prospectus dated March 12, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2015 (Unaudited)

Percent of
Net Assets
Mutual Funds (Debt)	87.7%
Exchange-Traded Fund (Debt)	11.0%
Short Term Investments	1.1%
Option Contracts - Purchased	1.1%
Option Contracts - Written	-0.6%
Liabilities In Excess Of Other Assets	-0.3%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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CMG Tactical Futures Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2015

Par Value	Security	Value
	BONDS & NOTES - 14.4%
	COMPUTERS - 14.4%
$2,000,000	International Business Machines Corp., 0.75%, due 5/11/15	$2,000,176
	TOTAL BONDS & NOTES (Cost - $2,000,280)

Shares
	SHORT-TERM INVESTMENTS - 74.6%
	MONEY MARKET FUND - 74.6%
10,406,821	Federated Prime Obligations Fund, Institutional Shares, 0.06% +	10,406,821
	TOTAL SHORT-TERM INVESTMENTS (Cost - $10,406,821)

	TOTAL INVESTMENTS - 89.0%
	(Cost - $12,407,101) (a)	$12,406,997
	OTHER ASSETS LESS LIABILITIES - 11.0%	1,536,624
	NET ASSETS - 100.0%	$13,943,621

+	Money market fund; interest rate reflects seven-day yield on April 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $12,407,101 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(104)
Net Unrealized Depreciation:	$(104)

The accompanying notes are an integral part of these financial statements.

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CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS
April 30, 2015

Shares	Security	Value
	COMMON STOCKS - 92.1%
	APPAREL - 3.3%
5,774	Gerry Weber International AG	$189,715
2,469	NIKE, Inc. (a)	244,035
		433,750
	BANKS - 5.3%
2,972	Capital One Financial Corp. (a)	240,286
5,270	US Bancorp (a)	225,925
4,261	Wells Fargo & Co. (a)	234,781
		700,992
	BEVERAGES - 6.0%
1,952	Anheuser-Busch, InBev - ADR (a)	234,318
2,550	Brown-Forman Corp. (a)	235,442
2,356	Monster Beverage Corp. * (a)	323,031
		792,791
	BUILDING MATERIALS - 1.4%
194,500	Semen Indonesia Persero Tbk PT	187,553

	CHEMICALS - 3.6%
5,364	Novozymes A/S	248,053
7,585	Victrex PLC	230,628
		478,681
	COMMERCIAL SERVICES - 3.8%
7,862	Healthcare Services Group, Inc. (a)	237,983
2,909	MasterCard, Inc. - Class A (a)	262,421
		500,404
	COMPUTERS - 7.7%
2,210	Apple, Inc. (a)	276,582
4,808	Cognizant Technology Solutions Corp. - Cl. A * (a)	281,460
6,880	Infosys, Ltd. - ADR	213,142
5,190	Syntel, Inc. * (a)	233,654
		1,004,838
	COSMETICS/PERSONAL CARE - 2.0%
1,412	L’Oreal SA *	269,845

	DISTRIBUTION/WHOLESALE - 3.6%
5,387	Fastenal Co. (a)	229,594
958	WW Grainger, Inc. (a)	237,996
		467,590
	DIVERSIFIED FINANCIAL SERVICES - 5.3%
2,667	American Express Co. (a)	206,559
2,785	T Rowe Price Group, Inc. (a)	226,086
4,052	Visa, Inc. - Class A (a)	267,635
		700,280
	ELECTRONICS - 1.7%
6,340	Rotork PLC	230,100

The accompanying notes are an integral part of these financial statements.

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CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015

Shares	Security	Value
	COMMON STOCKS - 92.1% (Continued)
	FOOD - 1.8%
3,000	Nestle SA	$233,579

	HEALTHCARE-PRODUCTS - 5.6%
5,879	DiaSorin SpA	268,407
2,619	Varian Medical Systems, Inc. * (a)	232,698
2,136	Zimmer Holdings, Inc. (a)	234,618
		735,723
	HOUSEHOLD PRODUCTS/WARES - 2.0%
1,570	Societe BIC SA	268,531

	INTERNET - 4.1%
228	Google, Inc. - Class A *	125,120
198	Google, Inc. - Class C * (a)	106,683
14,774	Tencent Holdings, Ltd. - ADR	304,640
		536,443
	LEISURE TIME - 1.9%
1,732	Shimano, Inc.	247,635

	MACHINERY-DIVERSIFIED - 2.0%
5,001	Spirax-Sarco Engineering PLC	259,993

	MEDIA - 2.1%
1,770	FactSet Research Systems, Inc. (a)	278,580

	MISCELLANEOUS MANUFACTURING - 1.8%
1,533	3M Co. (a)	239,746

	OIL & GAS SERVICES - 1.9%
9,641	TGS Nopec Geophysical Co. ASA	244,759

	PHARMACEUTICALS - 4.0%
2,282	Johnson & Johnson (a)	226,374
5,362	Novo Nordisk A/S	305,077
		531,451
	RETAIL - 15.4%
3,285	Bed Bath & Beyond, Inc. * (a)	231,461
4,704	Buckle, Inc. (a)	210,739
344	Chipotle Mexican Grill, Inc. - Cl. A * (a)	213,741
2,639	Cie Financiere Richemont SA	235,771
3,432	Fielmann AG	234,264
5,702	Hennes & Mauritz AB	226,878
7,955	Inditex SA	255,757
354,700	Sa Sa International Holdings, Ltd.	180,755
514	Swatch Group AG	230,787
		2,020,153

The accompanying notes are an integral part of these financial statements.

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CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015

Shares	Security	Value
	COMMON STOCKS - 92.1% (Continued)
	SOFTWARE - 5.8%
3,206	Check Point Software Technologies, Ltd. *	$267,637
5,376	Microsoft Corp. (a)	261,489
5,457	Oracle Corp. (a)	238,034
		767,160

	TOTAL COMMON STOCKS (Cost - $10,815,339)	12,130,577

	SHORT-TERM INVESTMENTS - 7.7%
	MONEY MARKET FUND - 7.7%
1,014,324	Federated Prime Obligations Fund, Institutional Shares, 0.06% + (a)	1,014,324
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,014,324)

Contracts^
	OPTION CONTRACTS PURCHASED *- 1.7%
	PUT OPTIONS PURCHASED - 1.7%
325	iShares MSCI EAFE ETF
	Expiration June 2015, Exercise price $64.00	20,475
325	iShares MSCI EAFE ETF
	Expiration June 2015, Exercise price $65.00	30,225
700	iShares MSCI Emerging Markets ETF
	Expiration May 2015, Exercise price $39.00	2,800
700	iShares MSCI Emerging Markets ETF
	Expiration June 2015, Exercise price $42.00	54,600
340	SPDR S&P 500 ETF Trust
	Expiration June 2015, Exercise price $205.00	109,480
	TOTAL OPTION CONTRACTS PURCHASED (Cost - $318,311)	217,580

	TOTAL INVESTMENTS - 101.5% (Cost - $12,147,974)(b)	$13,362,481
	OPTION CONTRACTS WRITTEN - (0.7)% (Premiums Received - $140,257)(b)	(93,755)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%	(100,731)
	NET ASSETS - 100.0%	$13,167,995

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

*	Non-Income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2015.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	All or a portion of this security is segregated as collateral for put options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $12,202,540 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,804,336
Unrealized Depreciation:	(738,150)
Net Unrealized Appreciation:	$1,066,186

The accompanying notes are an integral part of these financial statements.

14

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015

Contracts^	Security	Value
	OPTION CONTRACTS WRITTEN * - (0.7)%
	PUT OPTIONS WRITTEN - (0.7)%
(325)	iShares MSCI EAFE ETF
	Expiration June 2015, Exercise price $61.00	$(10,400)
(325)	iShares MSCI EAFE ETF
	Expiration June 2015, Exercise price $62.00	(14,625)
(700)	iShares MSCI Emerging Markets ETF
	Expiration May 2015, Exercise price $37.00	(1,050)
(700)	iShares MSCI Emerging Markets ETF
	Expiration June 2015, Exercise price $40.00	(24,500)
(340)	SPDR S&P 500 ETF Trust
	Expiration June 2015, Exercise price $195.00	(43,180)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $140,257)	$(93,755)

		Unrealized Appreciation
# of Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS
2	FTSE 100 Index, June 2015	$5,457
	(Underlying Face Amount $213,025)
1	Hang Seng Index, May 2015	(613)
	(Underlying Face Amount $181,295)
8	S&P 500 E-Mini, June 2015	18,820
	(Underlying Face Amount $831,600)
	TOTAL OPEN LONG FUTURES CONTRACTS	$23,664

	Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

15

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2015

Shares	Security	Value
	MUTUAL FUNDS - 87.7%
	DEBT FUNDS - 87.7%
2,070,292	BlackRock High Yield Bond - Institutional Class	$16,583,037
2,723,891	Invesco High Yield Fund - Class Y	11,957,881
1,674,240	PIMCO High Yield Fund - Institutional Shares	15,553,693
	TOTAL MUTUAL FUNDS (Cost - $43,682,363)	44,094,611

	EXCHANGE-TRADED FUND - 11.0%
	DEBT FUND - 11.0%
60,525	iShares iBoxx $ High Yield Corporate Bond ETF (a)	5,507,170
	TOTAL EXCHANGE-TRADED FUND (Cost - $5,455,956)

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUND - 1.1%
548,371	Federated Prime Obligations Fund, Institutional Shares, 0.06% +	548,371
	TOTAL SHORT-TERM INVESTMENTS (Cost - $548,371)

Contracts^
	OPTION CONTRACTS PURCHASED *- 1.1%
	PUT OPTIONS PURCHASED - 1.1%
400	iShares Russell 2000 ETF
	Expiration June 2015, Exercise price $121.00	141,600
1,200	iShares Russell 2000 ETF
	Expiration June 2015, Exercise price $122.00	429,600
	TOTAL OPTION CONTRACTS PURCHASED (Cost - $428,064)	571,200

	TOTAL INVESTMENTS - 100.9% (Cost - $50,114,754)(b)	$50,721,352
	OPTION CONTRACTS WRITTEN - (0.6)% (Premiums Received - $201,932)(b)	(304,800)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(140,116)
	NET ASSETS - 100.0%	$50,276,436

ETF - Exchange-Traded Fund

*	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2015.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	All or a portion of this security is segregated as collateral for put options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $50,089,983 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$429,437
Unrealized Depreciation:	(102,868)
Net Unrealized Appreciation:	$326,569

Contracts^
	OPTION CONTRACTS WRITTEN *- (0.6)%
	PUT OPTIONS WRITTEN - (0.6)%
(400)	iShares Russell 2000 ETF
	Expiration June 2015, Exercise price $115.00	$(75,600)
(1,200)	iShares Russell 2000 ETF
	Expiration June 2015, Exercise price $116.00	(229,200)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $201,932)	$(304,800)

The accompanying notes are an integral part of these financial statements.

16

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2015

	CMG Tactical
	Futures	CMG Global	CMG Tactical
	Strategy Fund	Equity Fund	Bond Fund

Assets:
Investments in Securities at Value (identified cost $12,407,101, $12,147,974 and $50,114,754, respectively)	$12,406,997	$13,362,481	$50,721,352
Cash	—	—	13,361
Deposits with Broker	1,558,575	307,587	—
Dividends and Interest Receivable	7,083	31,176	192,480
Receivable for Fund Shares Sold	215	12,167	—
Receivable for Securities Sold	—	260,957	—
Due From Broker - Variation Margin	—	23,664	—
Prepaid Expenses and Other Assets	26,619	22,982	22,664
Total Assets	13,999,489	14,021,014	50,949,857

Liabilities:
Due to Custodian/Broker	—	681,448	261,669
Payable for Fund Shares Redeemed	16,143	51,097	18,795
Option Contracts Written, at Value (premiums received $0, $140,257, and $201,932, respectively)	—	93,755	304,800
Accrued Advisory Fees	15,010	13,763	39,036
Accrued Distribution Fees	514	1,025	—
Accrued Expenses and Other Liabilities	24,201	11,931	49,121
Total Liabilities	55,868	853,019	673,421

Net Assets	$13,943,621	$13,167,995	$50,276,436

Composition of Net Assets:
At April 30, 2015, Net Assets consisted of:
Paid-in-Capital	$16,077,208	$12,225,726	$50,448,008
Accumulated Net Investment Loss	(114,634)	(86,712)	—
Accumulated Net Realized Loss From Investments, Futures, Options and Foreign Currency Transactions	(2,018,849)	(256,647)	(675,302)
Net Unrealized Appreciation (Depreciation) on:
Investments	(104)	1,315,238	463,462
Futures	—	23,664	—
Options	—	(54,229)	40,268
Foreign Currency Translations	—	955	—
Net Assets	$13,943,621	$13,167,995	$50,276,436

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$1,516,411	$5,013,443
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	199,310	455,797

Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$7.61	$11.00
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$8.07	$11.67

Class I Shares:
Net Assets	$12,427,210	$8,154,552	$50,276,436
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,617,873	738,768	5,043,404
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$7.68	$11.04	$9.97

The accompanying notes are an integral part of these financial statements.

17

CMG Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended April 30, 2015

	CMG Tactical
	Futures Strategy	CMG Global	CMG Tactical
	Fund	Equity Fund	Bond Fund*

Investment Income:
Dividend Income (net of foreign taxes withheld of $0, $16,033 and $0, respectively)	$—	$234,349	$1,529,988
Interest Income	27,959	54	2,316
Total Investment Income	27,959	234,403	1,532,304

Expenses:
Investment Advisory Fees	366,985	176,633	298,116
Administration Fees	117,149	107,823	145,039
Distribution Fees- Class A	14,206	9,997	—
Non 12b-1 Shareholder Servicing Fees	12,101	5,185	3,957
Registration & Filing Fees	7,521	6,685	—
Accounting Fees	6,280	5,013	—
Printing Fees	3,342	1,671	—
Chief Compliance Officer Fees	3,008	1,170	—
Audit Fees	2,674	2,674	—
Transfer Agent Fees and Expenses	2,507	1,839	—
Custody Fees	2,173	3,409	—
Legal Fees	2,089	3,342	—
Trustees’ Fees	1,003	1,003	—
Insurance Expense	501	84	—
Miscellaneous	501	418	1,484
Total Expenses	542,040	326,946	448,596
Less: Fees Waived by Adviser	(28,636)	(33,353)	—
Net Expenses	513,404	293,593	448,596
Net Investment Income (Loss)	(485,445)	(59,190)	1,083,708

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	3,447	215,288	(725,036)
Futures Contracts	(1,708,359)	129,440	—
Option Contracts Purchased	—	(456,899)	(34,027)
Option Contracts Written	—	(42,408)	—
Foreign Currency Transactions	—	(21,681)	—
Distributions of Realized Gains from Underlying Investment Companies	—	—	92,192
Net Change in Unrealized Appreciation (Depreciation) On:
Investments	2,695	604,153	463,462
Futures Contracts	—	10,738	—
Option Contracts Purchased	—	(100,731)	40,268
Option Contracts Written	—	46,502	—
Foreign Currency Translations	—	(1,300)	—
Net Realized and Unrealized Gain (Loss) on Investments	(1,702,217)	383,102	(163,141)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,187,662)	$323,912	$920,567

*	Commencement of Operations on October 6, 2014.

The accompanying notes are an integral part of these financial statements.

18

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Tactical Futures Strategy				CMG Tactical
	Fund		CMG Global Equity Fund		Bond Fund
	For the Year	For the Year	For the Year	For the Period	For the Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014*	April 30, 2015**
Operations:
Net Investment Income (Loss)	$(485,445)	$(610,165)	$(59,190)	$(23,025)	$1,083,708
Net Realized Gain (Loss) on Investments	(1,704,912)	207,577	(176,260)	216,200	(759,063)
Distributions of Realized Gains from Underlying Investment Companies	—	—	—	—	92,192
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,695	5,859	559,362	726,266	503,730
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,187,662)	(396,729)	323,912	919,441	920,567

Distributions to Shareholders from:
Net Investment Income
Class A	—	—	(10,679)	—	—
Class I	—	—	(36,780)	—	(1,174,924)
Net Realized Gains
Class A	—	—	(63,829)	(20,499)	—
Class I	—	—	(124,585)	(96,060)	—
Total Distributions to Shareholders	—	—	(235,873)	(116,559)	(1,174,924)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	358,099	4,817,416	3,349,898	3,807,668	—
Distributions Reinvested	—	—	73,587	18,886	—
Cost of Shares Redeemed	(5,715,872)	(1,816,317)	(1,226,323)	(1,084,734)	—
Total Class A Transactions	(5,357,773)	3,001,099	2,197,162	2,741,820	—

Class I Shares:
Proceeds from Shares Issued	7,481,662	12,313,086	4,035,769	15,670,802	63,951,320
Distributions Reinvested	—	—	157,998	95,234	1,055,682
Exchanges from Manager Class	—	29,007,004	—	—	—
Cost of Shares Redeemed	(20,743,283)	(24,458,871)	(8,788,658)	(3,833,053)	(14,476,209)
Total Class I Transactions	(13,261,621)	16,861,219	(4,594,891)	11,932,983	50,530,793

Manager Class Shares:
Proceeds from Shares Issued	—	6,030,464	—	—	—
Exchanges to Class I	—	(29,007,004)	—	—	—
Cost of Shares Redeemed	—	(18,444,510)	—	—	—
Total Manager Class Transactions	—	(41,421,050)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(18,619,394)	(21,558,732)	(2,397,729)	14,674,803	50,530,793

Increase (Decrease) in Net Assets	(20,807,056)	(21,955,461)	(2,309,690)	15,477,685	50,276,436

Net Assets:
Beginning of Period	34,750,677	56,706,138	15,477,685	—	—
End of Period***	$13,943,621	$34,750,677	$13,167,995	$15,477,685	$50,276,436

* Commencement of Operations on May 15, 2013.
** Commencement of Operations on October 6, 2014.
*** Includes accumulated net investment loss of:	$(114,634)	$(227,735)	$(86,712)	$—	$—

The accompanying notes are an integral part of these financial statements.

19

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Tactical Futures Strategy				CMG Tactical
	Fund		CMG Global Equity Fund		Bond Fund
	For the Year	For the Year	For the Year	For the Period	For the Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014*	April 30, 2015**
Share Activity:
Class A Shares:
Shares Issued	42,413	539,875	305,591	356,935	—
Shares Reinvested	—	—	6,738	1,754	—
Shares Redeemed	(690,443)	(208,073)	(111,390)	(103,831)	—

Net increase (decrease) in shares of beneficial interest outstanding	(648,030)	331,802	200,939	254,858	—

Class I Shares:
Shares Issued	887,953	1,369,837	369,238	1,503,421	6,400,248
Shares Reinvested	—	—	14,428	8,826	106,919
Exchanges from Manager Class	—	3,341,821	—	—	—
Shares Redeemed	(2,505,188)	(2,856,259)	(800,330)	(356,815)	(1,463,763)

Net increase (decrease) in shares of beneficial interest outstanding	(1,617,235)	1,855,399	(416,664)	1,155,432	5,043,404

Manager Class Shares:
Shares Issued	—	672,894
Exchanges to Class I	—	(3,281,335)
Shares Redeemed	—	(2,091,348)
Net decrease in shares of beneficial interest outstanding	—	(4,699,789)

*	Commencement of Operations on May 15, 2013.

**	Commencement of Operations on October 6, 2014.

The accompanying notes are an integral part of these financial statements.

20

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Futures Strategy Fund
	Class A
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012 *

Net Asset Value, Beginning of Period	$8.47	$8.52	$9.16	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.18)	(0.18)	(0.18)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.68)	0.13	(0.46)	(0.81)
Total from operations	(0.86)	(0.05)	(0.64)	(0.84)

Net Asset Value, End of Period	$7.61	$8.47	$8.52	$9.16

Total Return (b)	(10.15)%	(0.59)%	(6.99)%	(8.40	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,516	$7,177	$4,390	$1,741
Ratio of gross expenses to average net assets (c)	2.50%	2.38%	2.57%	9.51	% (d)
Ratio of net expenses to average net assets	2.36%	2.25%	2.25%	2.25	% (d)
Ratio of net investment loss to average net assets	(2.24)%	(2.13)%	(2.13)%	(2.25	)% (d)
Portfolio turnover rate	0%	11%	0%	0	% (e)

*	Class A shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

21

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Futures Strategy Fund
	Class I
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012 *

Net Asset Value, Beginning of Period	$8.52	$8.55	$9.17	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.16)	(0.16)	(0.15)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.68)	0.13	(0.47)	(0.80)
Total from operations	(0.84)	(0.03)	(0.62)	(0.83)

Net Asset Value, End of Period	$7.68	$8.52	$8.55	$9.17

Total Return (b)	(9.86)%	(0.35)%	(6.76)%	(8.30	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,427	$27,573	$11,799	$5,106
Ratio of gross expenses to average net assets (c)	2.18%	2.08%	2.35%	9.38	% (d)
Ratio of net expenses to average net assets	2.06%	1.95%	1.85%	1.85	% (d)
Ratio of net investment loss to average net assets	(1.95)%	(1.83)%	(1.73)%	(1.85	)% (d)
Portfolio turnover rate	0%	11%	0%	0	% (e)

*	Class I shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

22

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class A			Class I
	Year	Period		Year	Period
	Ended	Ended		Ended	Ended
	April 30, 2015	April 30, 2014*		April 30, 2015	April 30, 2014*

Net Asset Value, Beginning of Period	$10.95	$10.00		$10.98	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.07)	(0.03)		(0.04)	(0.02)
Net gain from investments (both realized and unrealized)	0.30	1.07		0.30	1.09
Total from operations	0.23	1.04		0.26	1.07

Distributions to shareholders from:
Net investment income	(0.03)	—		(0.05)	—
Net realized gains	(0.15)	(0.09)		(0.15)	(0.09)
Total distributions	(0.18)	(0.09)		(0.20)	(0.09)

Net Asset Value, End of Period	$11.00	$10.95		$11.04	$10.98

Total Return (b)	2.12%	10.39	% (e)	2.39%	10.69	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,013	$2,791		$8,155	$12,687
Ratio of gross expenses to average net assets (c)	2.48%	3.24	% (d)	2.25%	2.50	% (d)
Ratio of net expenses to average net assets	2.31%	1.90	% (d)	1.98%	1.65	% (d)
Ratio of net investment loss to average net assets	(0.67)%	(0.33	)% (d)	(0.32)%	(0.21	)% (d)
Portfolio turnover rate	41%	40	% (e)	41%	40	% (e)

*	Class A and I shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

23

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Tactical
	Bond Fund
	Class I
	Period
	Ended
	April 30, 2015*

Net Asset Value, Beginning of Period	$10.00

Increase (Decrease) From Operations:
Net investment income (a)	0.21
Net loss from investments (both realized and unrealized)	(0.02)
Total from operations	0.19

Distributions to shareholders from:
Net investment income	(0.22)
Total distributions	(0.22)

Net Asset Value, End of Period	$9.97

Total Return (b)	1.94	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$50,276
Ratio of expenses to average net assets (c)	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	3.71	% (e)
Portfolio turnover rate	442	% (f)

*	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

24

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

1.	ORGANIZATION

CMG Tactical Futures Strategy Fund (the “Futures Fund”), CMG Global Equity Fund (the “Global Fund”) and CMG Tactical Bond Fund (formerly CMG Managed High Yield Fund) (the “Bond Fund”) (each a “Fund”, collectively, the “Funds”), are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940 as amended, (the “1940 Act”), as an open-end management investment company. Prior to December 30, 2014, the Bond Fund was formerly known as CMG Managed High Yield Fund.

The Funds currently offer Class I shares and the Futures Fund and Global Fund also offer Class A shares. The Futures Fund offered Manager Class shares through January 6, 2014. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The investment objective of Futures Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Futures Fund commenced operations on February 28, 2012. The Global Fund seeks long term total return with less volatility than global equity markets as its investment objective. Class A and Class I of the Global Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to

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NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2015 for the Funds’ assets and liabilities measured at fair value:

Futures Fund:	Level 1	Level 2	Level 3	Total
Assets*
Bonds & Notes	$—	$2,000,176	$—	$2,000,176
Short-Term Investments	10,406,821	—	—	10,406,821
Total Assets	$10,406,821	$2,000,176	$—	$12,406,997

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stocks	$12,130,577	$—	$—	$12,130,577
Short-Term Investments	1,014,324	—	—	1,014,324
Option Contracts Purchased	217,580	—	—	217,580
Derivative Instruments**	23,664	—	—	23,664
Total Assets	$13,386,145	$—	$—	$13,386,145
Liabilities
Option Contracts Written	$92,705	$1,050	$—	$93,755
Total	$92,705	$1,050	$—	$93,755

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$44,094,611	$—	$—	$44,094,611
Exchange-Traded Fund	5,507,170	—	—	5,507,170
Short-Term Investments	548,371	—	—	548,371
Option Contracts Purchased	571,200	—	—	571,200
Total Assets	$50,721,352	$—	$—	$50,721,352
Liabilities
Option Contracts Written	$304,800	$—	$—	$304,800
Total	$304,800	$—	$—	$304,800

*	Refer to the Portfolio of Investments for industry classifications.

**	Derivative instruments include cumulative net unrealized gain on futures contracts open at April 30, 2015.

The Funds did not hold any Level 3 securities during the year or period.

There were no transfers between Level 1 and Level 2 during the current year or period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a

27

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

“variation margin” account. Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year or period end are included in the Funds’ Portfolios of Investments.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Offsetting of Financial Assets and Derivative Assets -

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following table show additional information regarding derivatives and the offsetting of assets and liabilities at April 30, 2015.

Global Fund:

				Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received	Net Amount
Futures contracts	$23,664	$—	$23,664	$—	$—	$23,664
Options contracts purchased	217,580	—	217,580	—	217,580	—
Total	$241,244	$—	$241,244	$—	$217,580	$23,664
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CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received	Net Amount
Options contracts written	$93,755	$—	$93,755	$—	$93,755	$—
Total	$93,755	$—	$93,755	$—	$93,755	$—

Bond Fund:

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received	Net Amount
Options contracts purchased	$571,200	$—	$571,200	$—	$571,200	$—
Total	$571,200	$—	$571,200	$—	$571,200	$—

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received	Net Amount
Options contracts written	$304,800	$—	$304,800	$—	$304,800	$—
Total	$304,800	$—	$304,800	$—	$304,800	$—

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of April 30, 2015:

Global Fund:

Statements of Assets and Liabilities	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value		Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$217,580		Option Contracts Written, at Value	$93,755

Futures on equity contracts	Due From Broker - Variation Margin	23,664	*
	Total	$241,244		Total	$93,755

*	Derivative instruments include cumulative unrealized gain on futures contracts open at April 30, 2015.
29

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Bond Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$571,200	Option Contracts Written, at Value	$304,800

The effect of Derivative Instruments on the Statements of Operations for the year or period ended April 30, 2015:

Futures Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(1,708,359)	$—

Global Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$129,440	$10,738
Options on equity purchased contracts	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Purchased Contracts	(456,899)	(100,731)
written contract	Unrealized Appreciation (Depreciation) on Written Contracts	(42,408)	46,502

Total		$(369,867)	$(43,491)

Bond Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Options on equity contracts *	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Options Contracts	$(34,027)	$40,268

*	Showing options purchased and written

The derivative instruments outstanding as of April 30, 2015 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

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CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2012-2014) or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50%, 1.25% and 0.95% of the average daily net assets of the Futures Fund, Global Fund and Bond Fund, respectively. Prior to December 1, 2014, the annual advisory fee rate was 1.25% for the Bond Fund. For the year

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CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

or period ended April 30, 2015, the Adviser earned advisory fees of $366,985 for the Futures Fund, $176,633 for the Global Fund and $298,116 for the Bond Fund. The Adviser manages a portion of the Funds’ portfolios directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers. The Funds’ sub-advisers are Scotia Partners, LLC for the Futures Fund and AlphaSimplex Group, LLC for the Global Fund. The Adviser pays each sub-adviser a portion of its advisory fee. The Funds do not pay the sub-advisers.

The Adviser had contractually agreed to reduce its fees and/or absorb expenses of the Futures Fund and Global Fund through August 31, 2014, to ensure that net annual fund operating expenses for each class of shares (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) did not exceed the following levels of the average daily net assets attributable to each class of shares (the “expense limitations”):

Fund	Class A	Class I
Futures Fund	2.25%	1.95%
Global Fund	1.90%	1.65%

The expense limitations expired on September 1, 2014, at which time the waiver ceased. During the year ended April 30, 2015, $28,636 and $33,353, were waived by the Adviser for the Futures Fund and Global Fund, respectively. These amounts and amounts waived or reimbursed in prior years are not subject to recoupment from the Funds.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Futures Fund may pay up to 0.40% for Class A shares and the Global Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year ended April 30, 2015, $14,206 and $9,997 were accrued under the Plan for the Futures Fund and Global Fund, respectively. As of April 30, 2015, the Board has not implemented the Plan with respect to the Class I shares of Futures Fund and no distribution fees have been accrued against the net assets of that class for the year ended April 30, 2015.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2015, the Distributor received underwriter commissions of $17,500 for sales of Class A shares, of which $2,707 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

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CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year or period ended April 30, 2015 amounted to $0 and $9,306,147, respectively, for the Futures Fund, $5,320,923 and $16,011,104, respectively, for the Global Fund and $281,001,718 and $231,138,440, respectively, for the Bond Fund.

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the year or period ended April 30, 2015 were as follows:

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Call Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	4,155	148,793	1,200	111,971
Options closed	(2,725)	(118,129)	(1,200)	(111,971)
Options expired	(1,430)	(30,664)	—	—
Options outstanding, end of period	—	$—	—	$—

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Put Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	22,695	1,523,204	1,600	201,932
Options closed	(18,580)	(1,012,922)	—	—
Options expired	(1,725)	(370,025)	—	—
Options outstanding, end of period	2,390	$140,257	1,600	$201,932

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended April 30, 2015 and April 30, 2014 was as follows:

	For the period ended April 30, 2015:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Fund	$142,883	$92,990	$—	$235,873
Bond Fund	1,083,708	8,431	82,785	1,174,924

	For the period ended April 30, 2014:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Fund	$97,824	$18,735	$—	$116,559
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CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

As of April 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Futures Fund	$—	$—	$(580,478)	$(1,553,005)	$—	$(104)	$(2,133,587)
Global Fund	61,053	—	(114,709)	(34,572)	(36,031)	1,066,528	942,269
Bond Fund	—	—	(481,242)	—	(16,899)	326,569	(171,572)

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized loss, and unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles and the mark-to-market on open futures contracts and passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Futures Fund incurred and elected to defer such late year losses of $114,634.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Futures Fund	$465,844
Global Fund	$114,709
Bond Fund	$481,242

At April 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
Portfolio	2018	Short-Term	Long-Term	Total
Futures Fund	$—	$619,927	$933,078	$1,553,005
Global Fund	—	34,572	—	$34,572

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), adjustments related to passive foreign investment companies and the reclass of net operating losses and distributions, resulted in reclassifications for the following Funds for the year or period ended April 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Futures Fund	$(598,546)	$598,546	$—
Global Fund	(51,348)	19,937	31,411
Bond Fund	(82,785)	91,216	(8,431)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Futures Fund currently invests a portion of its assets in Federated Prime Obligations Fund, Institutional Shares (the “Federated Money Market Fund”). The Futures Fund may redeem its investment from the Federated Money Market Fund at any time if the Adviser determines that it is in the best interest of the Futures Fund and its shareholders to do so. The performance of the Futures Fund may be directly affected by the performance of the Federated Money Market Fund. The financial statements of the Federated Money Market Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the

34

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Fund’s financial statements. As of April 30, 2015, the percentage of the Futures Fund’s net assets invested in the Federated Money Market Fund was 74.6%.

The Bond Fund currently invests a portion of its assets in the BlackRock High Yield Bond – Institutional Class (the “BlackRock Fund”) and the PIMCO High Yield Fund – Institutional Shares (the “PIMCO Fund”). The Bond Fund may redeem its investments from the BlackRock Fund and PIMCO Fund at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund may be directly affected by the performance of the BlackRock Fund and the PIMCO Fund. The financial statements of the BlackRock Fund and PIMCO Fund, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2015, the percentage of the Bond Fund’s net assets invested in the BlackRock Fund and PIMCO Fund was 32.9% and 30.9%, respectively.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of CMG Tactical Futures Strategy Fund,
CMG Global Equity Fund and CMG Tactical Bond Fund

We have audited the accompanying statements of assets and liabilities of CMG Tactical Futures Strategy Fund, CMG Global Equity Fund and CMG Tactical Bond Fund (formerly CMG Managed High Yield Fund) (the “Funds”) each a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolios of investments, as of April 30, 2015, and the related statements of operations for the year and period then ended, and the statements of changes in net assets and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG Tactical Futures Strategy Fund, CMG Global Equity Fund and CMG Tactical Bond Fund as of April 30, 2015, the results of their operations for the year and period then ended and the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
June 25, 2015

36

CMG Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b- 1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Funds	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	11/1/14	4/30/15	Period*	4/30/15	Period *
Futures Fund	2.44%	$1,000.00	$958.40	$11.85	$1,012.69	$12.18
Global Fund	2.47%	$1,000.00	$1,033.50	$12.45	$1,012.55	$12.33

Class I
Futures Fund	2.13%	$1,000.00	$958.80	$10.34	$1,014.23	$10.64
Global Fund	2.21%	$1,000.00	$1,034.20	$11.15	$1,013.84	$11.04
Bond Fund	1.49%	$1,000.00	$1,018.40	$7.46	$1,017.41	$7.45

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2015 (181) divided by the number of days in the fiscal year (365).
37

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2015

CMG Tactical Futures Strategy Fund * (Adviser- CMG Capital Management Group, Inc.)

In connection with the regular meeting held on December 9 & 10, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement” between CMG Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to CMG Tactical Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with their experience managing tactical strategies in equities, fixed income and long short investments through separately managed accounts, hedge funds and mutual funds. The Trustees reviewed the Adviser’s investment process with respect to the Fund, noting it uses the services of a sub-adviser, Scotia Partners, to manage a quantitative rules based long short equity strategy using S&P 500 E-mini Index futures contracts, while the Adviser maintains responsibility for the Fund’s fixed income strategy. The Trustees acknowledged that the Adviser has over a decade of experience conducting due diligence on third party managers, vetting out their corporate structures, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed the Adviser’s risk management process with respect to the Fund, noting the Adviser identified several key risks and relies on a strong understanding of the strategy based on their due diligence process, invests in a defined set of instruments, has leverage limitations for the strategy and monitors all trades daily. The Trustees reviewed the Adviser’s broker-dealer selection approach noting they take into consideration execution costs, platform technology, operational structure, and trade cut off times, but also noted the sub-advisers are responsible for selecting the broker dealers of their choice using their own best execution policies. The Trustees noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees acknowledged that the Adviser has a solid risk management culture and noted the relationships between the Adviser and sub-adviser is working well. The Trustees concluded that the Adviser should continue to deliver consistent quality service to the Fund for the benefit of the shareholders.

Performance. The Trustees considered the performance of the Fund over the 1-year and 2-year periods, noting that it outperformed its peer group average over the 1-year while underperforming its benchmark, Long/Short Equity Morningstar Category, and peer group over all other periods. The Trustees considered the Adviser’s assertion that the underperformance of

38

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2015

the Fund was a result of the fact that the benchmarks are comprised primarily of strategies that yield a net long based portfolio, which differs from the Fund over the short period since inception. The Trustees also noted the Adviser’s displeasure with the Fund’s downside capture, which has led the Adviser to evaluate alternative approaches. After further discussion, the Trustees agreed that the Adviser is achieving the Fund’s objective and its performance is acceptable.

Fees and Expenses. The Trustees reviewed the Fund’s advisory fee and net expense ratio and noted that both exceed the peer group average and Morningstar category average, but are well within the range of each. They considered the Adviser’s assertion that the relatively small size of the Fund, along with higher acquired fund fees and expenses, affect the net expense ratio comparison. The Trustees also considered the fact that the Adviser received a net fee of only 0.65% for the last fiscal year, after fee waivers. The Trustees concluded that the Fund’s fees and expenses were reasonable on a relative basis.

Economies of Scale. The Trustees noted that the Adviser anticipates that the Fund will benefit from economies of scale in terms of lower administration and other operating costs once the assets in the Fund reach $200 million, and also noted that the Adviser indicated that it is amenable to the discussion of breakpoints in the future. The Trustees agreed with the Adviser’s assessment that the Fund’s current asset levels are not high enough to support breakpoints at this time. The Trustees discussed the impact of sub-advisory fees on the analysis and agreed this should be reexamined at each renewal. After discussion, it was the consensus of the Trustees that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but the Adviser’s economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability. The Trustees considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees also considered the benefits realized by the Adviser from other activities related to the Fund, and noted that the Adviser received a small amount of 12b-1 fees to offset distribution expenses. The Trustees concluded that based on the profitability information provided by the Adviser, the Adviser realized a loss from its relationship with the Fund over the past 12 months.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of CMG Tactical Futures Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
39

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2015

CMG Tactical Futures Strategy Fund * (Sub-Adviser- Scotia Partners, LLC)

In connection with the regular meeting held on December 9 & 10, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment Sub-advisory agreement between CMG Capital Management Group, Inc. (the “Adviser”) and Scotia Partners, LLC (“Sub-Adviser”) and the Trust, with respect to CMG Tactical Futures Strategy Fund (the “Fund”) (the “Sub-Advisory Agreement”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees reviewed the background information of the key investment professional servicing the Fund, and were satisfied with his experience in developing and managing tactical investment strategies and his credentials. The Trustees reviewed the Sub-Adviser’s investment process, observing that the Sub-Adviser is responsible for managing an actively traded quantitative rules based long short equity strategy for the Fund, and that the Sub-Adviser has developed and maintains the quantitative investment model that determines how and when trades will be made in the strategy along with trade execution. The Trustees also noted that there were no regulatory or compliance issues reported to the Trustees. Taking into consideration that not all strategy risks can be eliminated, the Trustees reviewed the Sub-Adviser’s risk management approach that identifies active trading risk, derivatives risk, and leverage risk, as the key strategy risks. The Trustees recognized that the Sub-Adviser has maintained a collaborative relationship with the Adviser and has fulfilled its responsibility to the adviser and Fund. The Trustees concluded that the Sub-Adviser should continue to provide high quality service to the Fund, Adviser and its shareholders.

Performance. The Trustees considered the performance of the Sub-Adviser over the 1-year and 2-year periods, noting that it underperformed its benchmark over both other periods. The Trustees also noted the adviser’s displeasure with the Fund’s downside capture in comparison to the Fund’s upside capture, but noted that the Fund captured less downside than the S&P 500. After further discussion, the Trustees agreed that the Sub- Adviser is adequately pursuing the Fund’s objective and its performance is acceptable.

Fees and Expenses. The Trustees noted that the Adviser pays the Sub-Adviser a sub-advisory fee. The Trustees discussed the sub-advisory fee is not higher than the fees charged by the Sub-Adviser to any other similar accounts and in fact is very favorable when compared to its other clients. After discussion, the Trustees concluded that the sub-advisory fees charged by the Sub-Adviser were reasonable.

40

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2015

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that based on the size of the Fund, while breakpoint levels had not been negotiated, economies of scale could be revisited with the adviser and Sub-Adviser at the next renewal as the size of the Fund materially increases.

Profitability. The Trustees considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. The Trustees noted that no additional benefits were realized by the Sub-Adviser from other activities related to the Fund. After further discussion, the Trustees concluded that the Sub-Adviser realized a modest profit that is reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement with Scotia is in the best interests of the Trust and the shareholders of CMG Tactical Futures Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
41

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2015

CMG Global Equity Fund * (Adviser- CMG Capital Management Group, Inc.)

In connection with the regular meeting held on December 9 & 10, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between CMG Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to CMG Global Equity Fund (the “Fund”) (the “Advisory Agreement”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with their experience managing tactical strategies in equities, fixed income and long short investments through separately managed accounts, hedge funds and mutual funds. The Trustees reviewed the Adviser’s investment process with respect to the Fund, noting the Adviser consults with a third party research signal provider in generating equity trades in the portfolio in conjunction with an eight stage analysis process, and utilizes a sub-adviser, AlphaSimplex Group, to implement an active volatility management overlay strategy designed to enhance the portfolio’s risk management profile and hedge equity exposure from downside risk. The Trustees acknowledged that the Adviser has over a decade of experience conducting due diligence on third party managers, vetting out their corporate structures, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed the Adviser’s risk management process with respect to the Fund, noting the Adviser relies on a stock screening process to identify companies that meet Adviser’s investment criteria but also employ the sub-adviser’s services to manage a risk overlay strategy focused on managing the volatility of the equity portfolio. The Trustees reviewed the Adviser’s broker-dealer selection approach noting that it takes into consideration execution costs, platform technology, operational structure, and trade cut off times, but also noted the sub-advisers are responsible for selecting the broker dealers of its choice using its own best execution policies. The Trustees noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees acknowledged that the Adviser has a solid risk management culture and noted the relationships between the Adviser and sub-advisers are working well. The Trustees concluded that the Adviser should continue to deliver consistent quality service to the Fund for the benefit of the shareholders.

Performance. The Trustees considered the performance of the Fund over the 1-year period, noting that it outperformed its peer group average with positive returns of 4.47%, while underperforming the benchmark average and the World Stock Morningstar Category average.

42

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2015

The Trustees considered the Adviser’s assertion that the equity selection process of the Adviser has been a drag on performance, but the Adviser expects this to turn around over a full market cycle, and the sub-adviser has performed well. After further discussion, the Trustees agreed that the Adviser is achieving the Fund’s objective and its performance is acceptable.

Fees and Expenses. The Trustees noted that the Adviser has an advisory fee equal to the highest in the peer group at 1.25%, but below the highest in the Morningstar category. The Trustees discussed the fact that the higher fees can be considered a result of the active volatility management component of the strategy. The Trustees noted that the net expense ratio of the Fund was higher than the highest net expense ratio in the peer group, and higher than the World Stock Morningstar category average, but was within the range of net expense ratios in the Morningstar category. The Trustees considered the Adviser’s assertion that the relatively small size of the Fund affects the net expense ratio comparison. They also considered the fact that the Adviser received a net fee of only 0.38% for the last fiscal year, after fee waivers. After discussion, the Trustees concluded that the advisory fees charged by the Adviser were reasonable.

Economies of Scale. The Trustees noted that the Adviser anticipates that the Fund will benefit from economies of scale in terms of lower administration and other operating costs once its assets Fund reach $200 million, and also noted that the Adviser indicated that it is amenable to the discussion of breakpoints in the future. The Trustees agreed with the Adviser’s assessment that each Fund’s current asset levels are not high enough to support breakpoints at this time. The Trustees discussed the impact of sub-advisory fees on the analysis (in particular the AlphaSimplex breakpoints) and agreed this should be reexamined at each renewal. After discussion, it was the consensus of the Trustees that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but the Adviser’s economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability. The Trustees considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees also considered the benefits realized by the Adviser from other activities related to the Fund, and noted that the Adviser received a small amount of 12b-1 fees to offset distribution expenses. The Trustees concluded that based on the profitability information provided by the Adviser, the Adviser realized a loss from its relationship with the Fund over the past 12 months.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the CMG Global Equity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
43

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2015

CMG Global Equity Fund* (Sub-Adviser- AlphaSimplex Group, LLC)

In connection with the regular meeting held on December 9 & 10, 2014 the Board of Trustees (“Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment Sub-advisory agreement between CMG Capital Management Group, Inc. (the “Adviser”) and AlphaSimplex Group, LLC (“AlphaSimplex”) and the Trust, with respect to CMG Global Equity Fund (the “Fund”) (the “Sub-Advisory Agreement”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AlphaSimplex was founded in 1999 and provides active portfolio risk reduction services for approximately $4.5 billion in assets. The Trustees reviewed the background information of the key investment personnel responsible for sub-advising the Fund, taking into account their exemplary education, diverse financial industry experience from previous positions held at top investment banks, hedge funds and money management firms, and some recognized career accomplishments having published numerous articles and several books. The Trustees reviewed AlphaSimplex’s role noting that AlphaSimplex provides risk management services to the Fund in the form of a tactical hedging overlay strategy designed to hedge market exposure during periods when market volatility is perceived to be driven by downside risk. The Trustees noted that AlphaSimplex’s proprietary algorithm models are automated to run daily as new market data is incorporated into their systems, which determine how much of the market exposure should be hedged. With the understanding that not all strategy risks can be eliminated, the Trustees acknowledged that AlphaSimplex risk management process is not focused on maintaining a low level of risk but is focused on managing a controlled level of risk. The Trustees acknowledged that AlphaSimplex provides a boutique brand of risk management implemented by a highly skilled investment team that can benefit the Fund. The Trustees concluded that AlphaSimplex should continue to provide high quality service to the Fund, the Adviser and the shareholders.

Performance. The Trustees considered the performance of AlphaSimplex over the 1-year period, noting that AlphaSimplex outperformed the MSCI World NR USD Index. After further discussion, the Trustees agreed that AlphaSimplex is adequately executing the active volatility management strategy and its performance is acceptable.

Fees and Expenses. The Trustees noted that the Adviser is entitled to a 1.25% advisory fee for managing the Fund, while AlphaSimplex has a base sub-advisory fee which declines as notional assets increase. The Trustees discussed the fact that a similar account managed by AlphaSimplex is charged under the same fee schedule as used for the Fund. After discussion,

44

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2015

the Trustees concluded that the sub-advisory fees charged by AlphaSimplex for an active volatility management strategy were reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the breakpoint levels, as negotiated by the Adviser, appear reasonable.

Profitability. The Trustees considered the profits realized by AlphaSimplex in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. Based on information provided by AlphaSimplex, the Trustees noted that the adviser did not earn a profit with respect to the Fund. It was the consensus of the Trustees that excessive profitability was not a concern.

Conclusion. Having requested and received such information from AlphaSimplex as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Sub-Advisory Agreement with AlphaSimplex is in the best interests of the Trust and the shareholders of CMG Global Equity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
45

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 - 2011).	101	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004 - 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007– February 2011), Global Real Estate Fund (2008 - 2011), The World Funds Trust (2010 - 2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000 - 2006); Chief Investment Officer (2000 - 2010).	101	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975 - 2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012 - 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008 - 2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005 - 2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007 - 2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

4/30/15 – NLFT_v2

46

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

4/30/15 – NLFT_v2

47

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
48

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
49

CMG FUNDS

Adviser	CMG Capital Management Group, Inc.
1000 Continental Drive, Suite 570
King of Prussia, Pennsylvania 19406

Sub-Adviser	Scotia Partners, LLC
Tactical Fund	436 Ridge Road
Spring City, PA 19475

Sub-Adviser	AlphaSimplex Group, LLC
Global Fund	One Cambridge Center, 7th Floor
Cambridge, MA 02142

Administrator	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
17605 Wright Street ● Suite 2 ● Omaha, NE 68130
1-866-CMG-9456

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $42,900
2014 – $28,500

(b)	Audit-Related Fees
2015 – None

2014 – None

(c)	Tax Fees

2015 – $6,000

2014 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $6,000
2014 - $4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 7/7/15